Major non-cash transactions	12 Months Ended
Dec. 31, 2025
Major Non-cash Transactions [Abstract]
Major non-cash transactions	Major non-cash transaction
During the year ended December 31, 2025, the Group redeemed financial assets at fair value through profit or loss with a carrying amount of $1,000, which were reclassified to other receivables. As this transaction did not involve cash consideration, it has been excluded from the consolidated statement of cash flows.
During the year ended December 31, 2025, the Group recognized the issuance of private placement warrants with an aggregate fair value of approximately $38,858 in connection with its financing arrangements. As this transaction did not involve cash consideration, it has been excluded from the consolidated statement of cash flows.